UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 1, 2006

DADE BEHRING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1717 Deerfield Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (847) 267-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Attached hereto as Exhibit 99.1 is a press release dated December 1, 2006 describing certain changes to the company officerships.  The information contained in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item  9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Dade Behring Holdings, Inc. Press Release dated December 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

December 1, 2006	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Chief Financial Officer

EXHIBIT INDEX

Exhibits:
Exhibit 99.1	Press release dated December 1, 2006.